UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

September 15, 2005

PROTEIN DESIGN LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19756	94-3023969
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

34801 Campus Drive

Fremont, California 94555
(Address of principal executive offices)

Registrant’s telephone number, including area code:

(510) 574-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2005, Protein Design Labs, Inc., a Delaware corporation (“PDL”), entered into a Transition Agreement (the “Transition Agreement”) with Glen Sato, PDL’s Senior Vice President and Chief Financial Officer, pursuant to which Mr. Sato resigns as PDL’s Chief Financial Officer and all other positions as an officer of PDL, effective as of the date of PDL’s filing of its Form 10-Q for the quarter ended September 30, 2005 (the “Termination Date”).  Under the Transition Agreement, PDL and Mr. Sato agree that after the Termination Date, Mr. Sato will remain a non-officer employee of PDL, reporting to PDL’s Chief Accounting Officer, until and including January 1, 2006.  PDL and Mr. Sato also agree to enter into a consulting agreement for the period January 2, 2006 through and including March 1, 2006.  The Transition Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Under the Transition Agreement, PDL will continue to compensate Mr. Sato in an amount equal to his current base salary rate, less applicable withholding, until January 1, 2006; provided, however, that Mr. Sato will not be entitled to any bonus accrual after the Termination Date.  From January 2, 2006 through and including March 1, 2006, PDL will compensate Mr. Sato for his services as a consultant at the same rate of compensation as his current base salary rate, plus any reasonable and documented expenses.  Mr. Sato’s stock options will continue to vest through the Termination Date, and as of the Termination Date, and on or before January 1, 2006 such options will be accelerated for two months of vesting (i.e., through March 1, 2006), and thereafter will remain exercisable based on a termination of service date of March 1, 2006.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 15, 2005, PDL announced the resignation of Mr. Sato as PDL’s Chief Financial Officer and all other positions as an officer of PDL, including PDL’s principal financial officer, effective as of the Termination Date.  Under the terms of the Transition Agreement, Mr. Sato will remain a non-officer employee of PDL until and including January 1, 2006.  Effective as of the Termination Date, George Jue, PDL’s Vice President, Finance and Chief Accounting Officer, will oversee the financial organization of PDL until a new Chief Financial Officer is hired.  The press release announcing Mr. Sato’s resignation is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

99.1	Transition Agreement dated as of September 15, 2005 between Protein Design Labs, Inc. and Glen Sato.
99.2	Press Release, issued by Protein Design Labs, Inc. on September 15, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005

PROTEIN DESIGN LABS, INC.

	By:	/s/ Glen Y. Sato
Glen Y. Sato
Senior Vice President and
Chief Financial Officer